JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited)

Investments	Shares (000)	Value ($000)
COMMON STOCKS — 97.5%

Apartments — 26.0%
American Homes 4 Rent, Class A, REIT	643	17,170
AvalonBay Communities, Inc., REIT	99	21,233
DR Horton, Inc.	138	7,650
Equity LifeStyle Properties, Inc., REIT	931	68,997
Equity Residential, REIT	949	80,793
Essex Property Trust, Inc., REIT	168	52,538
Invitation Homes, Inc., REIT	1,962	59,908
Mid-America Apartment Communities, Inc., REIT	412	56,094
National Retail Properties, Inc., REIT	820	45,698

		410,081

Diversified — 9.3%
Cousins Properties, Inc., REIT	751	30,402
Cushman & Wakefield plc*	589	11,417
SBA Communications Corp., REIT	38	9,090
VICI Properties, Inc., REIT	1,824	45,106
WP Carey, Inc., REIT	594	49,515

		145,530

Health Care — 10.0%
Healthpeak Properties, Inc., REIT	1,872	65,309
Ventas, Inc., REIT	1,239	72,256
Welltower, Inc., REIT	234	19,815

		157,380

Hotels — 3.3%
Host Hotels & Resorts, Inc., REIT	2,171	37,964
MGM Growth Properties LLC, Class A, REIT	467	14,464

		52,428

Industrial — 22.9%
CoreSite Realty Corp., REIT	160	18,091
CyrusOne, Inc., REIT	81	5,046
Digital Realty Trust, Inc., REIT	159	19,194
Equinix, Inc., REIT	200	113,289
Liberty Property Trust, REIT	715	44,073
Prologis, Inc., REIT	1,336	122,298
Terreno Realty Corp., REIT	678	39,146

		361,137

Office — 10.6%
Douglas Emmett, Inc., REIT	822	36,238
Hudson Pacific Properties, Inc., REIT	698	24,978
JBG SMITH Properties, REIT	957	38,155
SL Green Realty Corp., REIT	227	19,361
VEREIT, Inc., REIT	4,894	47,770

		166,502

Regional Malls — 1.7%
Simon Property Group, Inc., REIT	177	26,690

Shopping Centers — 6.2%
Brixmor Property Group, Inc., REIT	825	18,091
Federal Realty Investment Trust, REIT	146	19,322
Urban Edge Properties, REIT	883	18,313
Weingarten Realty Investors, REIT	1,317	41,932

		97,658

Software — 0.9%
InterXion Holding NV (Netherlands)*	162	13,737

Storage — 6.6%
Americold Realty Trust, REIT	184	6,934
Public Storage, REIT	304	64,134
Rexford Industrial Realty, Inc., REIT	696	33,296

		104,364

TOTAL COMMON STOCKS (Cost $1,189,752)		1,535,507

SHORT-TERM INVESTMENTS — 2.5%

INVESTMENT COMPANIES — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 1.80%(a)(b)(Cost $39,973)	39,960	39,972

Total Investments — 100.0% (Cost $1,229,725)		1,575,479
Liabilities in Excess of Other Assets — 0.0%(c)		(556)

Net Assets — 100.0%		1,574,923

Percentages indicated are based on net assets.

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF NOVEMBER 30, 2019 (Unaudited) (continued)

Abbreviations
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,575,479	$–	$–	$1,575,479

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into or out of level 3 for the period ended November 30, 2019.

B. Investment Transactions with Affiliates – The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the period ended November 30, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2019	Shares at November 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.80%(a)(b)	$—	$681,807	$641,835	$1	$(1)	$39,972	39,960	$468	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	79,576	105,758	185,334	—	—	—	—	151	—

Total	$79,576	$787,565	$827,169	$1	$(1)	$39,972		$619	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2019.